As filed with the Securities and Exchange Commission on December [ ], 2006
                                  Securities Act Registration No. 333-138141 and
                        Investment Company Act of 1940 Registration No. 81121969
================================================================================



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          _____________________________


                                    FORM N-2


           Registration Statement under the Securities Act of 1933
                        Pre-Effective Amendment No. 1                  |X|
                        Post-Effective Amendment No.                   |_|


       Registration Statement under the Investment Company Act of 1940 |X|
                                 Amendment No.1




                          THE GABELLI GLOBAL DEAL FUND

       (Exact Name of Registrant as Specified in the Declaration of Trust)
                              One Corporate Center
                            Rye, New York 10580-1422
                    (Address of Principal Executive Offices)
                                 (800) 422-3554
              (Registrant's telephone number, including area code)
                                  Agnes Mullady
                          The Gabelli Global Deal Fund
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5100
                     (Name and Address of Agent for Service)
                    ________________________________________


                                   Copies to:
Richard T. Prins, Esq.                              James E. McKee, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP            The Gabelli Global Deal Fund
Four Times Square                                   One Corporate Center
New York, New York 10036                            Rye, New York 10580-1422



                    ________________________________________

                  Approximate date of proposed public offering:

 As soon as practicable after the effective date of this Registration Statement.
                     ______________________________________

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box.........[ ]

It is proposed that this filing will become effective (check appropriate box):

         [ ]  when declared effective pursuant to section 8(c)
                     ______________________________________

                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===================================== =================== ================= ======================= ===================
                                                          Proposed Maximum     Proposed Maximum
                                         Amount Being         Offering            Aggregate             Amount of
Title of Securities Being Registered      Registered       Price per Unit     Offering Price (1)     Registration Fee
------------------------------------- ------------------- ----------------- ----------------------- -------------------
Common Shares, $0.001 par value        [100,000] shares        $[20.00]           $[2,000,000]          $[214.00] (2)
------------------------------------- ------------------- ----------------- ----------------------- -------------------

(1) Estimated solely for the purpose of calculating the registration fee.


(2) $214.00 previously paid.



The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.
================================================================================


                                          THE GABELLI GLOBAL DEAL FUND

                                             CROSS REFERENCE SHEET

                                             Part A -- Prospectus

                     Items in Part A of Form N-2                        Location in Prospectus
--------------------------------------------------------------------------------------------------------------------
Item 1.         Outside Front Cover                                     Cover Page
Item 2.         Cover Pages; Other Offering Information                 Cover Page
Item 3.         Fee Table and Synopsis                                  Prospectus Summary; Summary of Fund Expenses
Item 4.         Financial Highlights                                    Not Applicable
Item 5.         Plan of Distribution                                    Cover Page; Prospectus Summary; Underwriters
Item 6.         Selling Shareholders                                    Not Applicable
Item 7.         Use of Proceeds                                         Use of Proceeds; Prospectus Summary
Item 8.         General Description of the Registrant                   Prospectus Summary; Closed-End Fund Structure
Item 9.         Management                                              Management of the Fund; Portfolio
                                                                        Transactions; Custodian and Transfer Agent;
                                                                        Summary of Fund Expenses
Item 10.        Capital Stock, Long-Term Debt, and Other Securities     Description of the Shares; Dividends and
                                                                        Distributions; Automatic Dividend
                                                                        Reinvestment and Voluntary Cash Purchase
                                                                        Plan; Anti-Takeover Provisions; Taxation of
                                                                        the Fund
Item 11.        Defaults and Arrears on Senior Securities               Not Applicable
Item 12.        Legal Proceedings                                       Not Applicable
Item 13.        Table of Contents of the Statement of Additional        Table of Contents for the Statement of
                Information                                             Additional Information


                                    Part B -- Statement of Additional Information

Item 14.        Cover Page                                              Cover Page
Item 15.        Table of Contents                                       Cover Page
Item 16.        General Information and History                         Not Applicable
Item 17.        Investment Objective and Policies                       Investment Objectives and Policies
Item 18.        Management                                              Management of the Fund; Portfolio
                                                                        Transactions
Item 19.        Control Persons and Principal Holders of Securities     Not Applicable
Item 20.        Investment Advisory and Other Services                  Management of the Fund
Item 21.        Portfolio Managers                                      Not Applicable
Item 22.        Brokerage Allocation and Other Practices                Portfolio Transactions
Item 23.        Tax Status                                              Taxation and Disclosure
Item 24.        Financial Statements                                    Not Applicable



                           Part C -- Other Information


Items 25-34 have been answered in Part C of this Registration Statement

                              Subject to Completion
                             Preliminary Prospectus


PROSPECTUS                      [         ] Shares                [GABELLI LOGO]


                          THE GABELLI GLOBAL DEAL FUND

                      Common Shares of Beneficial Interest
                               $[20.00] per Share



         The Gabelli Global Deal Fund, or the "Fund," is a newly organized, non-diversified, closed-end management investment company, formed as a Delaware statutory trust, registered under the Investment Company Act of 1940. The Fund's investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns may be defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. Gabelli Funds, LLC serves as "Investment Adviser" to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objective.


         The Fund expects the common shares to be listed on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the symbol "GDL".


         Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds often trade at a discount from net asset value and this creates a risk of loss for an investor purchasing shares in an initial public offering.

         Investing in the Fund's common shares involves risks. See "Risk Factors and Special Considerations" on page 12 for factors that should be considered before investing in the common shares of the Fund.

                              _____________________



                                                   Per Share         Total (1)
                                                   ---------         ---------
Public Offering Price                                $[ ]               $[ ]
Sales Load                                           $[ ]               $[ ]
Estimated offering expenses (2)                      $[ ]               $[ ]
Proceeds, after expenses, to the Fund                $[ ]               $[ ]


________________________
(1)  The Fund has granted the Underwriters an option to purchase up to [    ]
     additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total price to public, sales load, estimated offering and organizational expenses and proceeds, after expenses, to the Fund will be $[ ], $[ ], $[ ] and
     $[    ], respectively. See "Underwriting."

(2) The aggregate offering expenses (other than sales load) to be incurred by the Fund are estimated to be $[ ].



     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

       The common shares will be ready for delivery on or about [ ], 2007.


                              ____________________


                    The date of this prospectus is [ ], 2007.

(continued from previous page)



         The prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and should be retained for future reference. A Statement of Additional Information, dated [ ], 2007 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page [31] of this prospectus, or make shareholder inquiries, by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Fund's web site (http://www.gabelli.com).


         The Registrant's securities have no history of public trading. In addition, closed-end fund shares frequently trade at a discount from net asset value. For a description of this and other risk factors involved in investing in the Fund, please see "Risk Factors and Special Considerations".



         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                TABLE OF CONTENTS


                                                                            Page


Prospectus Summary............................................................1
Summary of Fund Expenses......................................................7
Use of Proceeds...............................................................8
The Fund .....................................................................8
Investment Objective and Policies.............................................8
Risk Factors and Special Considerations......................................14
How the Fund Manages Risk....................................................21
Management of the Fund.......................................................21
Description of the Shares....................................................26
Anti-takeover Provisions of the Fund's Governing Documents...................27
Closed-end Fund Structure....................................................28
Repurchase of Common Shares..................................................29
Net Asset Value..............................................................29
Taxation and Disclosure......................................................30
Custodian and Transfer Agent, and Dividend Disbursing Agent..................32
Underwriting.................................................................33
Legal Matters................................................................35
Independent Registered Public Accounting Firm................................35
Privacy Principles of the Fund...............................................35
Special Note Regarding Forward-looking Statements............................36




         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               PROSPECTUS SUMMARY


         This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and the SAI, dated [ ], 2007.


The Fund

         The Gabelli Global Deal Fund is a newly organized, non-diversified, closed-end management investment company organized under the laws of the State of Delaware. Throughout this prospectus, we refer to The Gabelli Global Deal Fund as the "Fund" or as "we," "us" or "our." See "The Fund."

The Offering

        The Fund is offering common shares of beneficial interest at an initial offering price of $[20.00] per share through a group of underwriters (the "Underwriters") led by ________. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least [ ] common shares $[ ] in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [ ] additional common shares to cover orders in excess of [ ] common shares. The Investment Adviser (together with its affiliates) intends to purchase the lesser of $[ ] or [ ]% of the common shares sold in the offering (not including any additional shares sold to the underwriters pursuant to the option referred to above). The Investment Adviser has agreed to pay the Fund's organizational and offering expenses
(other than the sales load) that exceed $[  ] per common share. See
"Underwriting."


Investment Objective and Policies

         The Fund's investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns may be defined as positive total returns, regardless of the direction of securities markets. To achieve its investment objective, the Fund, under normal market conditions, will invest primarily in securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers and leveraged buyouts and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. The key determinants of the profitability of a merger arbitrage transaction are the probability that the deal will close, the length of time to closing, the likelihood that the deal price will be increased or decreased and the level of short-term interest rates.


         Merger arbitrage is an investment strategy broadly speaking where the investor purchases the stock of a company in the process of being acquired by another company in order to capture the spread between current market price and the deal price. A "stub" refers to a small stake in a target company division or subsidiary that is not purchased by the acquiring company in a merger, takeover or leveraged buyout. The arbitrageur may buy the stub, and if the acquiring company is successful in boosting the target company's appeal, the shares will benefit from a boost in price and the arbitrageur will profit. A spin-off occurs when an independent company is created from an existing part of another company through a distribution of new shares. An arbitrageur may benefit from the price differential in the shares in the same manner as in traditional merger arbitrage if, upon completion of the spin-off, the separate securities trade for more in the aggregate than the former single security. Finally, when a company makes the decision to liquidate, or sell all of its assets, it is often worth more in liquidation than as an ongoing entity. An arbitrageur benefits when the company is able to distribute more than the price at which the stock is trading at the time the arbitrageur acquires its position. In order to minimize market exposure and volatility of such merger arbitrage strategies, the Fund may utilize hedging strategies, such as short selling and the use of options and futures. The Fund may hold a significant portion of its assets in liquid money market securities, which may include affiliated or unaffiliated money market mutual funds.

         As a non-diversified investment company, the Investment Company Act of 1940 (the "1940 Act") does not limit the proportion of the Fund's assets it may invest in securities of a single issuer, however, certain tax diversification requirements will apply at the end of each quarter. The Fund may invest, without limitation, in the equity securities of foreign issuers undergoing mergers or corporate reorganizations and expects that it will usually have investments in the securities of issuers throughout the world, and under normal conditions it will usually have a portion of its assets invested outside the U.S. The Fund may invest up to 25% of its total assets in securities of a single industry.


         The Investment Adviser believes that blending traditional merger arbitrage for announced deals with strategies that focus on stubs, spin-offs and liquidations will produce absolute returns in excess of short-term interest rates with less volatility than the returns typically associated with conventional equity investing. A systematic and disciplined arbitrage program may produce attractive rates of return even in flat or down markets. The Investment Adviser will consider a number of factors in selecting merger arbitrage transactions in which to invest, including, but not limited to, the credibility, strategic motivation, and financial resources of the participants and the liquidity of the securities involved in the transaction.

         Under normal circumstances, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions, or reorganizations. This policy is not fundamental and may be changed by the Fund with notice of not less than 60 days to its shareholders. In market cycles with scarce transaction opportunities, the Fund may seek to accomplish its objective of achieving absolute returns by temporarily investing in other assets, including, but not limited to, short-term debt securities, which may make it less likely for the Fund to achieve an attractive rate of return.


         As a global fund, the Fund may invest without limitation in the securities of foreign or domestic issuers. However, to the extent that the majority of mergers, takeovers, tender offers and leveraged buyouts and corporate reorganizations are concentrated in any given geographic region, the Fund's may be invested in only a few countries or in one geographic region at any given time. See "Investment Objectives and Policies."


Leverage


         The Fund does not currently anticipate borrowing from banks or other financial institutions, issuing preferred shares or otherwise leveraging the common shares. However, the Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Board of Trustees (the "Board") determines that it is in the best interest of the common shareholders. The use of borrowing techniques or preferred shares to leverage the common shares may involve greater risk to common shareholders. The use of leverage may magnify the impact on the holders of common shares of changes in net asset value. In addition the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares. See "Risk Factors and Special Considerations --Leverage Risk."


Dividends and Distributions

         In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some periodic liquidity from their investment without having to sell shares, the Board has adopted a policy, which may be modified at any time, of paying quarterly distributions on its common shares. The Board contemplates paying a minimum annual distribution of [ ]% of the average net asset value of the Fund to its common shareholders. Due to the Fund's anticipated high turnover ratio, a substantial portion of the Fund's distribution may consist of short-term capital gains, which are not tax advantaged. See "Risk Factors and Special Considerations -- Portfolio Turnover Risk." The Fund anticipates a level distribution in each of the first three quarters and an adjusting distribution in the fourth quarter of a sufficient amount to pay [ ]% of the average net asset value of the Fund, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), whichever is greater. Additionally, the Fund may also increase one or more quarterly distributions from the base quarterly amount stated based on realized income. Each quarter, the Board will review the amount of any potential distribution and the income, capital gains or capital available. Quarterly distributions are expected to be paid in March, June, September and December of
each year, commencing in [        ] 2007.

Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan."

Tax Treatment of Common Share Distributions

         The Fund expects that taxable distributions paid on the common shares will consist of (i) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain, and income from certain hedging and interest rate transactions; (ii) qualified dividend income (income from domestic and certain foreign corporations); and (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months). Currently the maximum federal income tax rate for individuals is 15% on qualified dividend income; 15% on long-term capital gain; and 35% on investment company taxable income (other than qualified dividend income), including short-term capital gains. These tax rates are scheduled to apply through 2010. The Fund expects that a substantial portion of its income will consist of short-term capital gains. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.

         If, for any calendar year, the total quarterly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder's tax basis in the common shares. Any distributions which (based upon the Fund's full year performance) constitute tax free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts constituting return of capital distributed to a shareholder in excess of the shareholder's basis in the common shares will generally be taxable to the shareholder as capital gain. See "Taxation and Disclosure."


Use of Proceeds


         The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objective and policies. The investment of the proceeds is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months. See "Use of Proceeds."


Listing of the Common Shares


         The common shares are expected to be listed on the NYSE, subject to notice of issuance, under the trading or "ticker" symbol "GDL." See "Description of the Shares."


Market Price of Shares

         Common shares of closed-end investment companies often trade at market prices that are below their net asset value. Common shares of closed-end investment companies may trade at prices higher than their net asset value during some periods and at prices lower than their net asset value during other periods. We cannot assure you that the Fund's common shares will trade at a price higher than or equal to its net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. See "Use of Proceeds."

         Independent of changes in the Fund's net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's distribution level and stability, liquidity, market supply and demand, and any use of leverage. See "Risk Factors and Special Considerations," "Description of the Shares" and "Repurchase of Common Shares."

         The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Risk Factors and Special Considerations

         Risk is inherent in all investing. Therefore, before investing in common shares you should consider the risks carefully.


         Merger Arbitrage Risk. The principal risk associated with the Fund's investment strategy is that the announced mergers, takeovers, tender offers, leveraged buyouts and reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

         Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations -- Non-Diversified Status."

         No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. See "Risk Factors and Special Considerations -- No Operating History."

         Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking absolute returns. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund. See "Risk Factors and Special Considerations -- Long-Term Objective; Not a Complete Investment Program."


         Industry Concentration Risk. The Fund may invest up to 25% of its assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. See "Risk Factors and Special Considerations -- Industry Concentration Risk."


         Foreign Securities Risk. The Fund may make unlimited investments in foreign securities. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations -- Foreign Securities Risk."

         Lower Grade Securities. The Fund may make unlimited investments in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, including issues in default, which have the lowest rating. The Fund does not expect these investments, however, to exceed 10% of its total assets. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as "junk bonds." See "Risk Factors and Special Considerations -- Lower Grade Securities."

         Repurchase Agreement Transactions. The Fund may engage in repurchase agreement transactions and bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.

         Special Risks of Derivative Transactions. The Fund may participate in certain derivative transactions, such as short selling, purchasing options and selling options, and entering into futures, forward, swap and other types of transactions. Such transactions entail execution, counterparty, market,

liquidity, hedging and tax risks. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences may leave the Fund in a worse position than if it had not used such strategies. See "Risk Factors and Special Considerations - Special Risks of Derivative Transactions."

         Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in any company's securities.


         Portfolio Turnover. The investment policies of the Fund are expected to lead to frequent changes in investments, which increases transaction costs to the Fund, and also may result in acceleration in the recognition of short-term capital gain, which will be taxable to shareholders when distributed by the Fund. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.


Management and Fees

         The Investment Adviser will provide a continuous investment program for the Fund's portfolio and oversee the administration of all aspects of the Fund's business and affairs. For its services, the Investment Adviser will receive compensation at a base rate plus a potential performance fee, commonly known as a fulcrum fee. The base rate will be an annual rate of 0.50% of the Fund's average weekly managed assets payable [monthly] in arrears. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses. In addition, the Investment Adviser will be entitled to receive an annual performance fee as of the end of each calendar year if the total return of the Fund on its common shares during the calendar year in question equals the total return of an index of three-month U.S. Treasury bills

(the "T-Bill Index") during the same period. If the Fund's total return for the calendar year exceeds the total return of the T-Bill Index for the same period plus 3.0% (300 basis points), the Investment Adviser will receive a performance fee of 0.75% of the Fund's average weekly managed assets during the period. This performance fee will be increased by 0.01% (one basis point) for each 0.04% (four basis points) by which the Fund's total return during the period exceeds the T-Bill Index total return plus 3.0% (300 basis points), up to a maximum performance fee of 1.50% if the excess performance over the T-Bill Index is 6.0% (600 basis points) or greater and will be decreased at the same rate for the amount by which the Fund's total return during the period is less than the T-Bill Index total return plus 3.0% (300 basis points), until no performance fee is payable if the Fund's total return is less than or equal to the T-Bill Index total return. See "Management of the Fund."



         Under the performance fee arrangement, the annual rate of the total fees paid to the Investment Adviser can range from 0.50% to 2.00% of the Fund's average weekly managed assets. A chart showing the range of total fees to the

Investment Adviser for varying levels of overperformance and underperformance in relation to varying total returns of the T-Bill Index is set forth on page [ ] under the heading "Management of the Fund - Fees of the Investment Adviser."

         The Commission, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the Commission and the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests for documents and testimony and have implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas. In addition, the Investment Adviser has been in discussions with the staff of the Commission regarding a possible resolution of their inquiry. For further details regarding the Investment Adviser's review in connection with these requests and discussions, see "Management of the Fund -- Regulatory Matters."

Anti-Takeover Provisions

         Certain provisions of the Fund's Agreement and Declaration of Trust and By-Laws (collectively, the "Governing Documents") may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund is necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions involving the Fund and a beneficial owner of more than 5% of any class of the Fund's capital stock. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder or open ending of the Fund. These provisions may have the effect of depriving the Fund's common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Anti-Takeover Provisions of the Fund's Governing Documents."



Custodian and Transfer Agent


         Mellon Trust of New England, NA (the "Custodian"), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive from the Fund a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.

         American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, New York, 10038, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan, and as transfer agent and registrar with respect to the common shares of the Fund.

                            SUMMARY OF FUND EXPENSES

         The following table shows Fund expenses as a percentage of net assets attributable to common shares. Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued [ ] common shares and has not utilized leverage, although the Fund is permitted to do so.

Shareholder Transaction Expenses


     Sales Load Paid By You (as a percentage of offering price).........   4.5%
     Offering Expenses Borne by the Fund (as a percentage of
       offering price)*.................................................   [ ]%
     Dividend Reinvestment Plan Fees....................................  None**


Annual Expenses
                                                      Percentage of Net Assets
                                                   Attributable to Common Shares
     Management Fees ***........................                [ ]%
     Other Expenses.............................                [ ]%
     Total Annual Expenses......................                [ ]%


___________
* Gabelli Funds, LLC, the Fund's Investment Adviser, has agreed to pay the Fund's offering costs (other than the sales load) that exceed $[ ] per common share ([ ]% of the offering price) and all of the Fund's organizational expenses.


** You will be charged a $[ ] service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.


*** In addition to the management fees set forth in the table, the Investment Adviser is entitled to receive an annual performance fee as of the end of any calendar year in which the Fund's total return exceeds the T-Bill Index total return. The performance fee is 0.01% for each 0.04% of overperformance up to a maximum incremental fee of 1.50%, for a total fee rate of 2.00%, if the Fund's total return equals or exceeds the T-Bill Index total return plus 6.0% (600 basis points).


         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues [ ] common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.


         The following example illustrates the expenses (including the sales load of $[ ] and estimated offering expenses of this offering of $[ ] that an investor would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of [ ]% of net assets attributable to common shares and (2) a 5% annual portfolio total return.*


                                      1 Year     3 Years   5 Years      10 Years
Total Expenses Incurred..........      $[ ]       $[ ]       $[ ]         $[ ]

___________
* The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The performance fee adjustment under the investment advisory and management agreement is not included in the example, because, based upon the current T-Bill Index level and assuming a 5% annual return, it either would not be payable or would have an insignificant impact on the expense amounts shown above. If the Fund achieves sufficient total returns, including the realization of capital gains, to trigger a performance fee of a material amount, the expenses of the Fund, and total returns on its common shares, would be higher.

                                 USE OF PROCEEDS

         The net proceeds of the offering are estimated at approximately $[   ]
($[     ] if the Underwriters exercise the overallotment option in full), after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments or one or more money market funds managed by the Investment Adviser or unaffiliated managers. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified. The investment of the proceeds is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.


                                    THE FUND

         The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 17, 2006. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) 422-3554.


                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective


The Fund's investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns may be defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. Under normal circumstances, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

         The Investment Adviser considers the Fund's merger arbitrage investment results to be less volatile than overall stock price movements. While some periods will be more conducive to a merger arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return even in flat or down markets. Except as otherwise stated, the Fund's investment objective and policies are not fundamental and may be changed without obtaining approval by the Fund's shareholders.


Investment Methodology of the Fund

         In selecting transactions in which the Fund will invest, the Investment Adviser normally will consider the following factors, among others:

         o the probability that the targeted acquisition or other transaction will close;

         o    the length of time to closing;

         o the credibility, strategic motivation and financial resources of the participants;

         o    the liquidity of the securities involved in the transaction;

         o    the issuer's free cash flow and long-term earnings trends;

         o    the likelihood of an overbid; and

         o the presence of a catalyst: something indigenous to the issuer, its industry, or country to surface additional value.

         The Investment Adviser believes that blending traditional merger arbitrage for announced deals with strategies that focus on stubs, spin-offs, and liquidations will produce absolute returns in excess of short-term interest rates with less volatility than the returns typically associated with equity investing. A systematic and disciplined arbitrage program may produce attractive rates of return even in flat or down markets.

Certain Investment Practices


         Merger Arbitrage. The Fund will invest in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers and leveraged buyouts. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. Although investors can utilize merger arbitrage techniques with respect to hostile offers or companies the investor believes may soon become subject to a merger proposal or negotiated transaction, the Fund intends to invest only in transactions approved by the target company and publicly announced.


         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but at a discount to what the stated or appraised value of the securities would be if the contemplated transaction were completed. Investments in these securities may be advantageous when the discount overstates the risk of the contingencies involved; undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund (which may exceed 300%), thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have reasonable prospects of capital appreciation which are significant in relation to both the risk involved and the potential of available alternative investments.




         Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in other securities, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities; shares of one or more money market funds managed by the Investment Adviser or unaffiliated managers; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.

         The Fund may use hedging arrangements, including investments in options and futures, in order to reduce the risk of adverse price movements in securities it holds, with the goal of consistently achieving absolute returns. The Fund does not anticipate that its investments in futures contracts will require aggregate initial margins and premiums in excess of 5% of its assets or that the option premiums paid with respect to outstanding options will assets exceed 10% of its assets at any particular time.


         Foreign Securities. The Fund may make unlimited investments in the securities of non-U.S. issuers, which are generally denominated in foreign currencies. See "Risk Factors and Special Considerations -- Foreign Securities Risk." The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

         Industry Concentration. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risk Factors and Special Considerations -- Industry Concentration Risk."


         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices, and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer at a specified price and obligating the writer to purchase the underlying security from the holder at that price.


         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, with respect to exchange traded options, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction on an exchange. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.


         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, prevailing interest rates, the current market price and price volatility of the underlying security, and the time remaining until the expiration date. Gains and losses on investment in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will persist for any particular option.

In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

         The sale of covered call options may also be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in this prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Swaps. The Fund may enter into total return, credit default or interest rate swap transactions in order to manage risks in its portfolio. In a total return swap one party agrees to pay or receive the total return on a stipulated amount of security, commodity, index or other reference item in exchange for the agreement by the counterparty to pay or receive a fixed or variable amount. In a credit default swap one party agrees to take on all or a portion of the risk that there will be a payment default or other credit event with respect to a particular debt obligation or issuer in exchange for payments by the counterparty. In an interest rate swap one party agrees to pay a fixed rate on a stipulated amount of money in exchange for the agreement by the counterparty to pay a variable rate on that amount. Swap transactions enable a party to gain or shed exposure to a particular asset or set of risks without actually owing or selling of the referenced assets. As such, the Fund may not have any voting or other rights associated with the reference assets and accordingly may not be able to exercise any influence over events affecting such assets.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 25% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 50% of the value of its assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to deliver any payments received on such borrowed securities, such as dividends.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Derivatives. Investments in options, futures and swaps are often referred to as derivatives transactions. The Fund expects that it will invest in these types of instruments primarily for hedging and risk management purposes and that its investments in derivatives and short sales for purposes unrelated to corporate transactions or reorganizations will not exceed 5% of its total assets.


         There is no specific limit on the proportion of its assets that the Fund may use to invest in derivatives and conduct short sales in connection with its investments in corporate transactions and reorganizations, although the Fund expects that it will not be required to utilize more than 10% of the assets it has invested in a particular transaction to hedge its gains in such transaction.


         Lower Grade Securities. The Fund may make unlimited investments in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, although the Fund does not expect these investments to exceed 10% of its total assets. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated, but considered by the Investment Adviser to be comparable, or that are rated lower than "BBB" by Standard & Poor's Ratings Services ("S&P") or lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") are referred to in the financial press as "junk bonds."


         Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

         Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams. Current interest rates are relatively low and, therefore, it is possible that they will rise in the future.


         As part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund's investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.


         Forward Foreign Currency Exchange Contracts. There is no limit on the Fund's ability to invest in foreign currency exchange contracts as the Fund may invest up to 100% of its assets in transactions involving securities denominated in foreign currencies. The Fund may determine to seek to hedge up to 100% of its currency exposure.


          The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy.


         Repurchase Agreement Transactions. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.


         Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit each fund to obtain leverage at attractive rates.


         The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced. Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the net asset value of the Fund will be diminished. See "Risk Factors and Special Considerations -- Leverage Risk."

         An issuance of preferred shares may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Portfolio Turnover

         The investment policies of the Fund may lead to frequent changes in investments. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after tax return to individual investors in the Fund to the extent that it results in a decrease in the portion of the Fund's distributions that is attributable to long-term capital gain. The Fund anticipates that its portfolio turnover rate will be substantial and may exceed 300%. See "Risk Factors and Special Considerations -- Portfolio Turnover Risk."

         The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue debt, preferred shares, or other leverage instruments in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on such leverage.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Merger Arbitrage Risk


         The Fund's investment strategy involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. The principal risk associated with the Fund's arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company, and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller's stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company's board has approved the transaction. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.


         In recapitalizations, a corporation may restructure its balance sheet by selling off some assets, leveraging significantly on other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in cash or debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund's original investment or that no such distribution will ultimately be made and the value of the Fund's investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund's risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short-term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry, or (iii) adverse developments within the company itself.

         Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Finally, merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions.

         Finally, to the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that the merger arbitrage spreads will tighten, causing the profitability of investing in the transaction to diminish, which will in turn decrease the returns to the Fund from such investment activity.


Non-Diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

No Operating History

         The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Long-Term Objective; Not a Complete Investment Program

         The Fund is intended for investors seeking absolute returns. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Industry Concentration Risk


         The Fund may invest up to 25% of its total assets in securities of a single industry to the extent that the Investment Adviser believes attractive investment opportunities in corporate reorganizations are concentrated in an industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others, governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund's investments may be subject to greater risk and market fluctuation than a fund that holds securities representing a broader range of industries.


Portfolio Turnover Risk

         The investment policies of the Fund are expected to lead to frequent changes in investments. The resultingly high portfolio turnover rate is likely to result in transaction costs to the Fund that are higher than most funds experience. The frequent sale of portfolio securities is also likely to result in acceleration of the recognition of short-term capital gain, which may be taxable to shareholders when distributed by the Fund. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.


Foreign Securities Risk

         The Fund may invest without limit in the securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers, and listed companies may be subject to less government supervision and regulation than exists in the

U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. Substantially all of the risks associated with underlying foreign security apply to the ADRs associated with that security. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


Foreign Currency Risk

         Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.


Lower Grade Securities

         The Fund may make unlimited investments in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality, as determined by the Investment Adviser, including issuers in default, which have the lowest rating. The Fund does not, however, expect these investments to exceed 10% of its total assets.

The Fund may invest an unlimited percentage of it assets in convertible bonds of such quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o    greater volatility;

         o    greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o    potential lack of attractive resale opportunities (illiquidity);
              and

         o    additional expenses to seek recovery from issuers who default.

         In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         Ratings are relative and subjective and are not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         As a part of its investment in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Special Risks of Derivative Transactions

         Participation in the options or futures markets and in swap and currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency, and interest rate markets or other reference assets is inaccurate, the consequences may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currencies, futures contracts and options on futures contracts, securities indices, and swaps include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices, currency markets or other reference assets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the Fund's derivatives techniques; and

         o    the creditworthiness of counterparties.


         Futures Transactions. The Fund may invest in futures contracts to an unlimited degree although it does not expect that its aggregate initial margins and premiums will exceed 5% of the fair market value of the Fund's assets. Futures and options on futures entail certain risks including, but not limited to, the following:


         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the return of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits or price fluctuations;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.


         Forward Currency Exchange Contracts. There is no limit on the Fund's ability to invest in foreign currency exchange contracts as the Fund may invest up to 100% of its assets in transactions involving securities denominated in foreign currencies. The Fund may determine to seek to hedge up to 100% of its currency exposure. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract. Further, the use of forward contracts may not serve as a complete hedge due to an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.


         Swaps. The Fund may enter into a swap to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. Swaps and certain other derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such swaps and other derivatives. There is currently little or no case law or litigation characterizing swaps or certain other derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to swaps or other derivatives that have not heretofore been applied. Pending clarification of these uncertainties, the Fund intends to utilize these instruments primarily for hedging and risk management purposes.

         For a further description of such derivative instruments, see "Investment Objectives and Policies - Additional Investment Policies" in the SAI.

Repurchase Agreement Risk

         Repurchase agreements are contracts for the sale and future repurchase of a financial asset, most often Treasury securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


Interest Rate Risk

         The Fund may invest in fixed income securities such as preferred and debt securities, which gives rise to interest rate risk. Such securities may decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in such securities, the net asset value and market price of common shares tend to decline if market interest rates rise. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         Market interest rates for investment grade fixed income securities in which the Fund will invest have recently declined significantly below the historical average rates for such securities. This decline has increased the risk that these rates will rise in the future (which would cause the value of the Fund's assets invested in fixed income securities to decline) and the degree to which net asset values may decline in such event. However, historical interest rate levels are not necessarily predictive of future interest rate levels.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate debt securities or preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Equity Risk

         An inherent risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and the prices of most securities in a market can drop substantially at any time. The net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

         Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general these risks are greater for small-capitalization companies than for mid-capitalization companies.

Leverage Risk

         Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the holders of common shares of changes in net asset value. For example, if the Fund were to use 33% leverage, it would show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage could exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to holders of common shares. These two risks would make the Fund's total return to holders of common shares more volatile were it to use leverage.

         If the Fund uses leverage, it may be required to sell investments in order to meet interest or dividend payments on the debt or preferred shares when it may be disadvantageous to do so. In addition, a decline in net asset value could affect the ability of the Fund to make common share dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See

"Taxation and Disclosure." Finally, if the asset coverage for preferred shares or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund would be required to sell a portion of its investments to redeem the preferred shares or repay the debt when it may be disadvantageous to do so.

Portfolio Turnover Risk

         High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher Fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which may result in tax liabilities for shareholders, or loss. Given the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to shareholders at the same rates as ordinary income.

Market Discount Risk

         Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the shares will trade at, below, or above net asset value or at, below, or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund's shares may trade at such a discount. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Common Stock Risk

         Common stock of an issuer in the Fund's portfolio may decline in price if, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated in terms of priority to corporate income and assets to preferred stock, bonds and other debt instruments in a company's capital structure and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.


         An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.


Management Risk

         The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement, or inability to act on behalf of the Investment Adviser.

Tax Risk

         We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. See "Taxation and Disclosure."

Anti-Takeover Provisions

         The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover Provisions of the Fund's Governing Documents."


                            HOW THE FUND MANAGES RISK



                             MANAGEMENT OF THE FUND

General


         The Board (who, with the Fund's officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory contract with the Fund, the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides facilities and personnel, including officers required for its administrative management.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement (the "Advisory Agreement") with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2006, the Investment Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of approximately $13.5 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $26.8 billion as of June 30, 2006. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments and other institutional clients, and as a sub-adviser to management investment companies having aggregate assets of approximately $12.3 billion under management as of June 30, 2006. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $500 million under management as of June 30, 2006. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $55 million under management as of June 30, 2006. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to The Westwood Funds having aggregate assets of approximately $400 million under management as of June 30, 2006.

         The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A common stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

         The Investment Adviser will provide a continuous investment program for the Fund's portfolio and oversee the administration of all aspects of the Fund's business and affairs. The Investment Adviser has sole investment discretion for the Fund's assets under the supervision of the Board and in accordance with the Fund's stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.


         A discussion regarding the basis for the Board approving any investment advisory contract will be available in the Fund's annual or semi-annual report to shareholders.


Fees of the Investment Adviser

         Gabelli Funds, LLC serves as the Fund's investment adviser at an annual base rate of 0.50% of the Fund's average weekly managed assets payable [monthly] in arrears. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares or other liabilities except for certain ordinary course expenses. In addition, the Investment Adviser will be entitled to receive an annual performance fee as of the end of each calendar year if the total return of the Fund on its common shares during the calendar year in question exceeds the total return of the T-Bill Index compounded quarterly on the same dates as the Fund's quarterly ex-dividend dates (or at the end of the quarter if no dividend is paid) during the same period. If the Fund's total return for the calendar year equals the total return of the T-Bill Index for the same period plus 3.0% (300 basis points), the Investment Adviser will receive a performance fee of 0.75% of the Fund's average weekly managed assets during the period. This performance fee will be increased by 0.01% (one basis point) for each 0.04% (four basis points) by which the Fund's total return during the period exceeds the T-Bill Index total return plus 3.0% (300 basis points), up to a maximum performance fee of 1.50% if the excess performance over the T-Bill Index is 6.0% (600 basis points) or more and will be decreased at the same rate for the amount by which the Fund's total return during the period is less than the T-Bill Index total return plus 3.0% (300 basis points), until no performance fee is payable if the Fund's total return is less than or equal to the T-Bill Index total return.

         For purposes of calculating the Fund's performance fee, the Fund's total return will be calculated as the sum of the Fund's change in net asset value per common share from January 1 through December 31 of each year plus the amount of distributions per common share in respect of such period (calculating the number of shares outstanding on a daily average weighted basis assuming reinvestment of such distributions at net asset value per share on the ex-dividend date and assuming solely for purposes of the Fund's performance fee that all issuances and repurchases of shares are at net asset value). Increases and decreases in the investment management fee will be accrued as often as net asset value per common share is calculated and accordingly will affect the total return on which the rate of the fee is determined.

         For purposes of calculating the Fund's performance fee, the T-Bill Index's total return will be calculated as the sum of the change in the discount price of the three month Treasury bill from the first business day after January 1 of each year to the last business day of each year plus the [weekly] yield to maturity interest payments thereon implied by the discount price thereof and compounded quarterly on the same dates as the Fund's quarterly ex-dividend dates (or at the end of the quarter if no dividend is paid).

         The following chart illustrates the variability of the Fund's investment management fees in various circumstances.



                                         The Gabelli Global Deal Fund
                                      Total Investment Advisory Fee Rate
                              (as a percentage of average weekly managed assets)

   ------------------ ---------------------------------------------------------------------------------------------------
T-Bill Index                                              The Fund's Total Return
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                   0%
                   or
  Total Return     less   1%     2%     3%     4%    5%     6%     7%     8%     9%     10%    11%    12%    13%    14%
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
       2%          0.50  0.50   0.50   0.75   1.00  1.25   1.50   1.75   2.00   2.00   2.00   2.00   2.00   2.00   2.00
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
       3%          0.50  0.50   0.50   0.50   0.75  1.00   1.25   1.50   1.75   2.00   2.00   2.00   2.00   2.00   2.00
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
       4%          0.50  0.50   0.50   0.50   0.50  0.75   1.00   1.25   1.50   1.75   2.00   2.00   2.00   2.00   2.00
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
       5%          0.50  0.50   0.50   0.50   0.50  0.50   0.75   1.00   1.25   1.50   1.75   2.00   2.00   2.00   2.00
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
       6%          0.50  0.50   0.50   0.50   0.50  0.50   0.50   0.75   1.00   1.25   1.50   1.75   2.00   2.00   2.00
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
       7%          0.50  0.50   0.50   0.50   0.50  0.50   0.50   0.50   0.75   1.00   1.25   1.50   1.75   2.00   2.00
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
       8%          0.50  0.50   0.50   0.50   0.50  0.50   0.50   0.50   0.50   0.75   1.00   1.25   1.50   1.75   2.00
------------------ ----- ------ ------ ------ ----- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------


Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Advisory Agreement between the Fund and the Investment Adviser, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management, and administration of the Fund (but excluding costs associated with the calculation of the net asset value).

         In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services; charges of the Custodian; charges of the transfer agent and dividend disbursing agent; Commission fees; stock exchange listing fees; fees and expenses of certain Trustees; chief compliance officer services; expenses of personnel performing shareholder servicing and related functions; accounting and printing costs; brokerage costs; the Fund's pro rata portion of membership fees in trade organizations; expenses of qualifying the Fund for sale in various states; expenses (including interest) incurred relating to the use of leverage, if any; rating agency fees, if any; taxes; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. ("Gabelli & Company") or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund. The Fund expects that a substantial portion of its portfolio transactions may be executed through Gabelli & Company so long as the Investment Adviser and the Board conclude that Gabelli & Company is able to provide best execution at a favorable cost.

Portfolio Management

         Mario J. Gabelli currently leads the investment team responsible for the day to day management of the Fund. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer - Value Portfolios for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli fund family and is a director of several funds in the family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day to day management of the Fund. Mr. Gabelli is also Chairman and Chief Executive Officer of GGCP, Inc. as well as Chairman of the Board of Lynch Interactive Corporation, a multimedia and communication services company. The SAI provides additional information such as the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund.

Non-Resident Trustees


         Mario d'Urso is not a U.S. resident and substantially all of his assets may be located outside of the U.S. Mr. d'Urso does not have an agent for service of process in the U.S. As a result, it may be difficult for U.S. investors to effect service of process upon Mr. d'Urso within the U.S. or to realize judgments of courts of the U.S. predicated upon civil liabilities under the federal securities laws of the U.S. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the U.S. is obtained would be enforceable in the courts of the jurisdictions in which Mario Mr. d.'Urso resides.


Sub-Administrator

         The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations, which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Gabelli Advisers, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Regulatory Matters

         The Fund received the following information from the Investment
Adviser.

         Over the past several years, the staff of the Commission (the "Staff"), the staff of the New York Attorney General's office (the "NYAG"), and officials of other states have been conducting industry-wide inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser and its affiliates have received information requests and subpoenas from the Staff and the NYAG in connection with these inquiries and have been complying with these requests for documents and testimony. The Investment Adviser has implemented additional compliance policies and procedures in response to recent industry initiatives and its internal reviews of its mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Advisory Agreement. More specifically, the Investment Adviser has found no evidence of arrangements for trading in the Gabelli mutual funds after the 4:00 p.m. pricing time and no evidence of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser did find that one investor, who had been engaged in short-term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. The Investment Adviser also found that certain discussions took place in 2002 and 2003 between the Investment Adviser's staff and personnel of an investment advisor regarding possible frequent trading in certain Gabelli domestic equity funds. In June 2006, the Investment Adviser began discussions with the Staff regarding a possible resolution of their inquiry. Since these discussions are ongoing, the Investment Adviser cannot determine whether they will ultimately result in a settlement of this matter and, if so, what the terms of the settlement might be. There can be no assurance that any resolution of this matter will not have a material adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.

         The Investment Adviser was informed by the Staff that they may recommend to the Commission that the Investment Adviser be held accountable for the actions of two closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made from a source other than net investment income. While the two funds sent annual statements containing the required information and Form 1099-DIV statements as required by the IRS, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The then existing closed-end funds managed by the Investment Adviser changed their notification procedures in 2004 and the Investment Adviser believes that all of the funds have been in compliance with Section 19(a) and Rule 19a-1 of the 1940 Act since that time. The Staff indicated that they may recommend to the Commission that administrative remedies be sought, including a monetary penalty. The Investment Adviser cannot predict whether an administrative proceeding will be instituted and, if so, what the ultimate resolution might be. The Investment Adviser currently expects that any resolution of this matter will not have a material effect on the Investment Adviser's ability to fulfill its obligations under the Advisory Agreement. If the Commission were to revoke the exemptive order that the Fund expects to rely upon to make distributions of capital gains more frequently than annually, the Board may consider whether to modify or possibly eliminate the Fund's current distribution policy.

Portfolio Transactions

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

Dividends and Distributions


         The Fund intends to distribute substantially all of its net capital gain each year, but may determine to retain all or part of any net capital gain for reinvestment. In such event, the Fund will pay federal income tax on such retained gain and the Fund's shareholders will receive a corresponding tax credit and investors in the basis of their stock. The Board has initially adopted a policy, which may be modified at any time, of paying a minimum annual distribution of [ ]% of the average net asset value of the Fund to its common shareholders. The Fund anticipates a level distribution in each of the first three quarters based on the net asset value per share of the Fund at the beginning of the year and an adjusting distribution in the fourth quarter of a sufficient amount to pay [ ]% of the average net asset value of the Fund, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater. Additionally, the Fund may also increase one or more quarterly distributions from the base quarterly amount stated based on realized income. Each quarter, the Board will review the amount of any potential distribution and the income, capital gains or capital available. Quarterly distributions are expected to be paid in March, June, September and December of each year, commencing in [ ] 2007. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its net investment company taxable income and net capital gains. In the event that the Fund's net investment company taxable income and net capital gains exceed the total of the Fund's quarterly distributions and the amount of distributions on any preferred shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions and the amount of distributions on any preferred shares issued by the Fund exceed net investment company taxable income and net capital gain, the excess will generally be treated as a tax free return of capital up to the amount of a shareholder's tax basis in the common shares. Any distributions which (based upon the Fund's full year performance) constitute tax free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares will generally be taxable to the shareholder as capital gain. See "Taxation and Disclosure." Quarterly distribution notices provided by the Fund to its shareholders will describe the portion of the quarterly distribution which, in the Fund's current good faith judgment, constitutes investment company taxable income, capital gain, or a return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund's actual net investment company taxable income and net capital gain for the year and will be communicated to shareholders promptly.

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or payment of a fixed dollar amount. The Fund's current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to its preferred shares, if any, in accordance with such shares' terms.

Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent.

         Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan are issued common shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a NYSE trading day, the next trading day.

If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts,

except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to the Plan agent, semi-monthly, for investment in the shares at the then current market price. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $[ ], plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 1st or 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.



         The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant. A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers, or nominees, which hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         The Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the transfer agent.

                            DESCRIPTION OF THE SHARES

         The following is a brief description of the terms of the common shares. This description does not purport to be complete and is qualified by reference to the Fund's Governing Documents. For complete terms of the common shares, please refer to the actual terms of such series, which are set forth in the Governing Documents.

Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of October 17, 2006. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions quarterly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Fund has no present intention of offering any additional common shares. Any additional offerings of shares will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.


         The Fund's common shares are expected to be approved for listing on the NYSE, subject to notice of issuance, under the symbol "GDL."


         The Fund's net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and organizational and offering expenses paid by the Fund. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.


         Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

         The Fund's common shareholders will vote as a single class to elect the Board (subject to the special voting rights of preferred shares, if any) and on additional matters with respect to which the 1940 Act, the Fund's Governing Documents or resolutions adopted by the Board provide for a vote of the Fund's common shareholders. See "Anti-Takeover Provisions of the Fund's Governing Documents."

Book-Entry

         The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company ("DTC"). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting, and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

           ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's Trustees expires each year, one class of the Fund's Trustees will serve an initial one year term and three year terms thereafter and another class of its Trustees will serve an initial two year term and three year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See "Management of the Fund -- Trustees and Officers" in the SAI. A Trustee of the Fund may be removed with or without cause by two-thirds of the remaining Trustees and, without cause, by 66 2/3% of the votes entitled to be cast for the election of such Trustees. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to mergers into or a sale of all or substantially all of the Fund's assets, liquidation, conversion of the Fund into an open-end fund or interval fund, and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, after completion of the offering, holders of 80% of the outstanding voting securities of the Fund, voting together as a single class, are generally required in order to authorize any of the following transactions:

         o    merger or consolidation of the Fund with or into any other entity;

         o issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

         o sale, lease, or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

         o sale, lease, or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

         o the purchase of the Fund's common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders.



         If, however, such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund, such vote would not be required when, under certain conditions, the Board approves the transaction.

         In addition, shareholders have no authority to adopt, amend or repeal the Fund's By-Laws. The Trustees have authority to adopt, amend, and repeal the Fund's By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).


         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

         The Governing Documents of the Fund are on file with the Commission. For the full text of these provisions see "Additional Information."

                            CLOSED-END FUND STRUCTURE

         The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open market repurchases, tender offers for shares, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. We cannot assure you that the Fund's common shares will not trade at a discount.

                           REPURCHASE OF COMMON SHARES

         The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized such repurchases to be made when the Fund's common shares are trading at a discount from net asset value of [ ]% or more (or such other percentage as the Board may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares, and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

         When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio.

                                 NET ASSET VALUE

         For purposes of determining the Fund's net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked bid prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.


         Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


         Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to, analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

         The Fund obtains valuations on the basis of prices provided by one or more pricing services approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board. In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

                             TAXATION AND DISCLOSURE


         The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and
(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than United States government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

         The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

         As a regulated investment company, the Fund generally will not be subject to United States federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of (i) the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no United States federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

         Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum United States federal rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income. Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned common shares of the Fund. The maximum United States federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized in a taxable year beginning before January 1, 2011.


         If, for any calendar year, the total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her basis in the common shares will be taxable to the shareholder as capital gain (assuming your common shares are held as a capital asset).

         Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

         The sale or other disposition of common shares of the Fund will generally result in gain or loss to you, and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of sale and are a capital asset in your hands. Any loss upon the sale or exchange of Fund common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. Any loss you realize on a sale or exchange of common shares of the Fund will be disallowed if you acquire other common shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. If the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.


         The Fund is required in certain circumstances to withhold, for federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate shareholders who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI. Shareholders are urged to consult their tax advisers regarding specific questions as to United States federal, foreign, state, local income or other taxes.

           CUSTODIAN AND TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT


         Mellon Trust of New England, NA, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out of pocket expenses.


         American Stock Transfer & Trust Company, located at 59 Maiden Lane, New York, New York 10038, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for the common shares of the Fund.

                                  UNDERWRITING


         [      ] are acting as representative of the Underwriters named below.
Subject to the terms and conditions stated in the purchase agreement dated the date of this prospectus, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                Number of
         Underwriters                                         Common Shares
         ------------                                         -------------


         [           ]                                        [          ]
         [           ]                                        [          ]
         Total                                                [          ]


         The underwriting agreement provides that the obligations of the several Underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares (other than those covered by the over allotment option described below) if they purchase any of the common shares.

Commissions and Discounts

         The Underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $[ ] per common share. The sales load the Fund will pay of $[ ] per share is equal to [ ]% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $[ ] per share on sales to other dealers. After the initial public offering, the public offering price, concession, and discount may be changed. Investors must pay for any common shares purchased on or before

[     ], 2007.


         The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

                                        Per Share   Without Option   With Option
Public offering price.................    $[ ]           $[ ]           $[ ]
Sales load ...........................    $[ ]           $[ ]           $[ ]
Estimated offering expenses...........    $[ ]           $[ ]           $[ ]
Proceeds, after expenses,
  to the Fund  (after expenses).......    $[ ]           $[ ]           $[ ]


         The Fund has agreed to pay the Underwriters $[ ] per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed $[ ] or [ ]% of the total price to the public of the common shares sold in this offering. The Investment Adviser has agreed to pay all of the Fund's organizational expenses and the amount by which the Fund's offering expenses (other than the sales load, but including the reimbursement of expenses described in the preceding sentence) exceed $[ ] per common share (the "Reimbursement Cap").

         The Fund estimates that its portion of the total expenses of the offering will be $[ ].

         Prior to the offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Fund, the Investment Adviser, and representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the representatives or that an active trading market in the common shares will develop and continue after this offering. The common shares have been approved for listing on the NYSE, under the symbol "GDL," subject to notice of issuance.

Overallotment Option

         The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [ ] additional common shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such underwriter's initial purchase commitment.

Price Stabilization, Short Positions and Penalty Bids


         Until the distribution of the common shares is complete, Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix, or maintain that price.

         If the Underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

         Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the Underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the common shares to the Underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Plan.


         The Fund anticipates that the Underwriters may from time to time act as brokers or, after they have ceased to be Underwriters, dealers in executing the Fund's portfolio transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The Investment Adviser has agreed to pay from its own assets additional
compensation to [     ]quarterly at the annual rate of .15% of the Fund's
managed assets during the continuance of the investment advisory agreement
between the Investment Adviser and the Fund.  [      ] has agreed to
provide, at the request of the Investment Adviser, certain after market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry. The total amount of these additional
compensation payments to [      ] will not exceed % of the total price to
the public of the common shares sold in this offering.


         The sum of the fees described above, plus the amount paid by the Fund as of the $[___] per common share partial reimbursement of expenses to the Underwriters, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of common shares, including sales load and additional compensation to and reimbursement of the Underwriters, will be limited to 9% of the total price to the public of the common shares sold in this offering.

         The principal business address of [                          ], located
at [                  ].


                                  LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with
the offering of the common shares, and by [             ], counsel to
the Underwriters. [                    ] may rely on the opinion of Skadden,
Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         [             ] serves as the independent registered public
accounting firm of the Fund and will annually audit the financial statements of
the Fund. [             ] is located at [             ].


                             ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements, and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements, and other information regarding registrants, including the Fund, that file electronically with the Commission.


         The Fund expects the common shares to be listed on the NYSE, subject to notice of issuance, under the symbol "GDL." Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York, 10005.


         This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission's web site (http://www.sec.gov).


                         PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic, and procedural safeguards designed to protect the non-public personal information of its shareholders.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the Fund to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus.

         An SAI dated as of [ ], 2007 has been filed with the Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422, by calling the Fund toll-free at (800) GABELLI (422-3554), or by accessing its website at http://www.gabelli.com. The Table of Contents of the SAI is as follows:


                            TABLE OF CONTENTS OF SAI


The Fund 3
Investment Objectives and Policies.............................................3
Investment and Other Restrictions..............................................9
Management of the Fund........................................................10
Dividends and Distributions...................................................19
Taxation and Disclosure.......................................................20
General Information...........................................................24
Proxy Voting Procedures.......................................................25
Code of Ethics................................................................26
Joint Code of Ethics for Chief Executive and Senior Financial Officers........26



         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                             CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.

MOODY'S INVESTORS SERVICE, INC.

---------- ---------------------------------------------------------------------
Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
---------- ---------------------------------------------------------------------
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
---------- ---------------------------------------------------------------------
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
---------- ---------------------------------------------------------------------
Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
---------- ---------------------------------------------------------------------
Ba         Bonds that are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
---------- ---------------------------------------------------------------------
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
---------- ---------------------------------------------------------------------
Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
---------- ---------------------------------------------------------------------
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
---------- ---------------------------------------------------------------------
C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
---------- ---------------------------------------------------------------------


STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         S&P includes an "r" symbol to its ratings of derivatives, hybrids, and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                             [_____________] Shares


                                 [Gabelli Logo]


                          THE GABELLI GLOBAL DEAL FUND


                      Common Shares of Beneficial Interest



                                 $[  ] per Share



                                 _______________

                                   PROSPECTUS


                                 _______________




                           __________________________




                                 [         ], 2007

                       STATEMENT OF ADDITIONAL INFORMATION


         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


         The Gabelli Global Deal Fund, or the "Fund" is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. Absolute returns may be defined as positive total returns, regardless of the direction of securities markets. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs and liquidations. Gabelli Funds, LLC serves as "Investment Adviser" to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund will achieve its objective.


         This Statement of Additional Information (the "SAI") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated [ ], 2007, and as it may be supplemented (the "Prospectus").

This SAI does not include all information that a prospective investor should consider before investing in the Fund's common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. This SAI incorporates by reference the entire Prospectus. You may request a free copy of the Prospectus by calling (800) GABELLI (422-3554) or by writing to the Fund. A copy of the Fund's Registration Statement, including the Prospectus, may be obtained from the Securities and Exchange Commission (the "Commission") upon payment of the fee prescribed, or inspected at the Commission's office or via its web site (http://www.sec.gov) at no charge.


         This Statement of Additional Information is dated [____], 2007.

                                TABLE OF CONTENTS


The Fund .....................................................................3
Investment Objectives and Policies............................................3
Investment and Other Restrictions.............................................9
Management of the Fund.......................................................10
Dividends and Distributions..................................................19
Taxation and Disclosure......................................................20
General Information..........................................................24
Proxy Voting Procedures......................................................25
Code of Ethics...............................................................26
Joint Code of Ethics for Chief Executive and Senior Financial Officers.......26

                                    THE FUND


         The Gabelli Global Deal Fund is a newly organized, non-diversified, closed-end, management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $0.001 per share, are expected to be listed on the New York Stock Exchange ("NYSE") under the symbol "GDL," subject to notice of issuance.


                       INVESTMENT OBJECTIVES AND POLICIES


Additional Information on Investment Policies

Derivative Instruments


         Options. The Fund may, from time to time, subject to guidelines of the Board of Trustees (the "Board") and the limitations set forth in the Prospectus, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.


         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security, and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

         Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund's custodian (the "Custodian") to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's Custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Forward Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, (i.e., cash,) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts
(i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its Custodian, or a designated subcustodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         It is anticipated that the dealings of the Fund in forward foreign currency exchange will be limited to hedging, involving either specific transactions or portfolio positions and other risk management purposes. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy institutions.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers ("Foreign Securities"). The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) less trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Warrants and Rights. The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         The Fund and the Investment Adviser Are Not Registered as a Commodity Pool Operators. The Fund and the Investment Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act relating to registered investment companies. Accordingly, the Fund and its investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed [ ]% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities may be limited by rating agency guidelines.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Adviser.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or other liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.


                        INVESTMENT AND OTHER RESTRICTIONS


         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares (as defined under the 1940 Act) voting as a separate class would also be required. Such majority vote requires the lesser of (i) 67% of the Fund's applicable shares represented at a meeting at which more than 50% of the applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the Fund's applicable shares outstanding. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:


(1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry;


(2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

(3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;


(4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit) (1), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may, with respect to up to 20% of the Fund's total assets, lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;


(5)      borrow money, except to the extent permitted by applicable law;

(6) issue senior securities, except to the extent permitted by applicable law; or

(7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.


         The Fund's investment objective, other than those listed above, is not a fundamental policy. Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board without shareholder approval.


                             MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with the Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.



______________________
(1) The Fund does not currently anticipate borrowing from banks or other financial institutions. See "Leverage" in the Prospectus. Trustees



--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
                                                                                                                       Number of
                                                                                                                      Portfolios
                                                                                                         Other         in Fund
  Name (and Age), Position                                                                           Directorships     Complex
 with the Fund and Business  Term of Office and Length         Principal Occupation(s)                Held by         Overseen by
         Address(1)              of Time Served(2)             During Past Five Years                 Trustee          Trustee
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------

INTERESTED TRUSTEES(3):
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Mario J. Gabelli (64)       Since November 2006 **      Chairman and Chief Executive Officer   Director of Morgan          24
Trustee and Chief                                       of GAMCO Investors, Inc. and Chief     Group Holdings, Inc.
Investment Officer                                      Investment Officer--Value Portfolios   (transportation
                                                        of Gabelli Funds, LLC and GAMCO        services); Chairman
                                                        Asset Management Inc.;                 of the Board of
                                                        Director/Trustee or Chief Investment   Lynch Interactive
                                                        Officer of other registered            Corporation
                                                        investment companies in the Gabelli    (multimedia and
                                                        fund complex; Chairman and Chief       communication
                                                        Executive Officer of GGCP, Inc.        services company)
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Edward T. Tokar (59)        Since November 2006 ***     Senior Managing Director of Beacon     Trustee of LEVCO             2
Trustee                                                 Trust Company since 2004; Chief        Series Trust;
                                                        Executive Officer of Allied Capital    Director of DB Hedge
                                                        Management LLC (1997-2004); Vice       Strategies Fund LLC;
                                                        President - Investments of Honeywell   Director of the
                                                        International Inc. (1977-2004)         Topiary Benefit Plan
                                                                                               Investor Fund LLC
                                                                                               (financial services)
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
NON-INTERESTED
TRUSTEES:
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Anthony J. Colavita (71)    Since November 2006 ***     Partner in the law firm of Anthony     None                        34
Trustee                                                 J. Colavita, P.C.
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
James P. Conn (68)          Since November 2006 *       Former Managing Director and Chief     Director of First           15
Trustee                                                 Investment Officer of Financial        Republic Bank
                                                        Security Assurance Holdings Ltd.       (banking)
                                                        (insurance holding company)
                                                        (1992-1998)
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Clarence A. Davis (  )      Since November 2006 *       [     ]                                [     ]                      1
Trustee
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Mario d'Urso (66)           Since November 2006 **      Chairman of Mittel Capital Markets     None                         4
Trustee                                                 S.p.A. since 2001; Senator in the
                                                        Italian Parliament (1996-2001)
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Arthur V. Ferrara (76)      Since November 2006 *       Former Chairman of the Board and       Director of The              6
Trustee                                                 Chief Executive Officer of The         Guardian Sponsored
                                                        Guardian Life Insurance Company of     Mutual Funds
                                                        America (1993-1995)
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Michael J. Melarkey (57)    Since November 2006 **      Partner in the law firm of Avansino,   Director of                  4
Trustee                                                 Melarkey, Knobel & Mulligan            Southwest Gas
                                                                                               Corporation (natural
                                                                                               gas utility)
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------


--------------------------- --------------------------- -------------------------------------- ---------------------- --------------
Salvatore J. Zizza (61)     Since November 2006 ***     Chairman of Hallmark Electrical        Director of Hollis          25
Trustee                                                 Supplies Corp.                         Eden Pharmaceuticals
                                                                                               (biotechnology)
                                                                                               and Earl Scheib,
                                                                                               Inc. (automotive
                                                                                               services)
--------------------------- --------------------------- -------------------------------------- ---------------------- --------------


----------------------------------- ------------------------------ ---------------------------------------------------
Name (and Age), Position with the
   Fund and Business Address(1)       Length of Time Served(2)       Principal Occupation(s) During Past Five Years
----------------------------------- ------------------------------ ---------------------------------------------------


Bruce N. Alpert (54)                Since November 2006            Executive Vice President and Chief Operating
President                                                          Officer of Gabelli Funds, LLC since 1988;
                                                                   Director and President of Gabelli Advisers, Inc.
                                                                   since 1998; Officer of all the registered
                                                                   investment companies in the Gabelli fund complex.
----------------------------------- ------------------------------ ---------------------------------------------------
Carter W. Austin (40)               Since November 2006            Vice President of The Gabelli Equity Trust Inc.
                                                                   Vice President since 2000, The Gabelli Dividend
                                                                   & Income Trust since 2003 and The Gabelli Global
                                                                   Gold, Natural Resources & Income Trust since
                                                                   2005; Vice President of Gabelli Funds, LLC since
                                                                   1996.
----------------------------------- ------------------------------ ---------------------------------------------------
Joseph H. Egan (62)                 Since November 2006            Officer of all the registered investment
Assistant Treasurer                                                companies in the Gabelli fund complex; Vice
                                                                   President of Deutsche Investment Management
                                                                   Americas Inc. (formerly Scudder, Stevens & Clark,
                                                                   Inc.) and Treasurer of The Scudder Charitable
                                                                   Foundation prior to 2004.
----------------------------------- ------------------------------ ---------------------------------------------------
Peter D. Goldstein (53)             Since November 2006            Director of Regulatory Affairs for GAMCO
Chief Compliance Officer                                           Investors, Inc. since 2004; Chief Compliance
                                                                   Officer of all the registered investment
                                                                   companies in the Gabelli fund complex; Vice
                                                                   President of Goldman Sachs Asset Management from
                                                                   2000-2004.
----------------------------------- ------------------------------ ---------------------------------------------------
James E. McKee (43)                 Since November 2006            Vice President, General Counsel and Secretary of
Secretary                                                          GAMCO Investors, Inc. since 1999 and GAMCO Asset
                                                                   Management Inc. since 1993; Secretary of all the
                                                                   registered investment companies advised by
                                                                   Gabelli Advisers, Inc. and Gabelli Funds, LLC.
----------------------------------- ------------------------------ ---------------------------------------------------
Agnes Mullady (47)                  Since November 2006            Officer of all the registered investment
Treasurer and Principal                                            companies in the Gabelli fund complex; Senior
Financial Officer                                                  Vice President of U.S. Trust Company, N.A. and
                                                                   Treasurer and Chief Financial Officer of
                                                                   Excelsior Funds from 2004-2005; Chief Financial
                                                                   Officer of AMIC Distribution Partners from
                                                                   2002-2004; Controller of Reserve Management, Inc.
                                                                   and Reserve Partners, Inc. and Treasurer of
                                                                   Reserve Funds from 2000-2002.
----------------------------------- ------------------------------ ---------------------------------------------------
David I. Schachter (53)             Since November 2006            Vice President of The Gabelli Utility Trust since
Vice President                                                     1999 and The Gabelli Global Utility & Income
                                                                   Trust since 2004; Vice President of Gabelli &
                                                                   Company, Inc. since 1999; Vice President of
                                                                   Thomas J. Herzfeld Advisors, Inc. (a registered
                                                                   investment adviser and noted closed-end fund
                                                                   authority) prior to 1999.
----------------------------------- ------------------------------ ---------------------------------------------------


_____________________
(1)  Address:  One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

     * Term expires at the Fund's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     ** Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     *** Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

3. "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which is a principal underwriter of the Fund's common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an "interested person" of the Fund because as a result of his son's employment by an affiliate of the Adviser.



         The Board is divided into three classes, each class having a term of three years except as described below. Each year the term of office of one class of Trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's Trustees expires each year, the initial terms of the Fund's

Trustees will be as follows: James P. Conn, Clarence A. Davis and Arthur V. Ferrara will serve as Class I Trustees for each Fund; Mario d'Urso, Mario Gabelli and Michael J. Melarkey will serve as Class II Trustees for each Fund; and Anthony J. Colavita, Edward T. Tokar and Salvatore J. Zizza will serve as Class III Trustees for each Fund; and further


         Prior to this offering, all of the outstanding shares of the Fund were owned by GAMCO Investors, Inc., a New York corporation located at One Corporate Center, Rye NY 10580-1422. GAMCO Investors, Inc. is the parent company of the Investment Adviser.


------------------------- -------------------------- ---------------------------
                            Dollar Range of          Aggregate Dollar Range
                            Equity Securities         of Equity Securities
       Name of Trustee      Held in the Fund*         Held in Fund Complex
------------------------- -------------------------- ---------------------------
INTERESTED TRUSTEES:
------------------------- -------------------------- ---------------------------
Mario J. Gabelli                  none                       Over $100,000
------------------------- -------------------------- ---------------------------
Edward T. Tokar                   none                           none
------------------------- -------------------------- ---------------------------
NON-INTERESTED TRUSTEES:
------------------------- -------------------------- ---------------------------
Anthony J. Colavita**             none                       Over $100,000
------------------------- -------------------------- ---------------------------
James P. Conn                     none                       Over $100,000
------------------------- -------------------------- ---------------------------
Clarence A. Davis                 none                            [ ]
------------------------- -------------------------- ---------------------------
Mario d'Urso                      none                           none
------------------------- -------------------------- ---------------------------
Arthur V. Ferrara                 none                       Over $100,000
------------------------- -------------------------- ---------------------------
Michael J. Melarkey               none                       Over $100,000
------------------------- -------------------------- ---------------------------
Salvatore J. Zizza                none                       Over $100,000
------------------------- -------------------------- ---------------------------


All shares were valued as of [           ], 2006.


* As of the date of this SAI, Trustees do not own equity securities of the Fund because the Fund is a newly organized, closed-end investment company.


** Mr. Colavita beneficially owned less than 1% of the common stock of LGL Group, Inc., having a value of $16,517, as of December 31, 2005. LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and an affiliated person and in that event would be deemed to be under common control with the Investment Adviser.


         The Trustees serving on the Fund's Nominating Committee are [ ]. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.


          James P. Conn and Arthur V. Ferrara, who are not "interested persons"

of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof, and to act as a liaison between the Board and the Fund's independent registered public accounting firm.

         The Trust has a Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board may determine. The Trustees serving on the Proxy Voting Committee are James P. Conn, Arthur V. Ferrara and Edward T. Tokar (Chair).


REMUNERATION OF TRUSTEES AND OFFICERS


         The Fund pays each Trustee who is not an officer or employee of the Investment Adviser or its affiliates a fee of $3,000 per annum plus $1,000 per board meeting and $500 for attending each committee meeting (with the exception of the pricing committee) and $3,000 for serving as a committee chairman (with the exception of the proxy voting committee), together with each Trustee's actual out of pocket expenses relating to attendance at such meetings.


         The following table shows the compensation that it is anticipated the Trustees will earn in their capacity as Trustees during the Fund's year ending

December 31, 2007. The table also shows, for the year ended December 31, 2005,

the compensation Trustees earned in their capacity as trustees for other funds in the Gabelli fund complex.

                               COMPENSATION TABLE


-------------------------- ----------------------- -----------------------------
                                                     Total Compensation from
     Name of Trustee       Estimated Compensation       the Fund and Fund
                               from the Fund         Complex Paid to Trustees*
-------------------------- ----------------------- -----------------------------
INTERESTED TRUSTEES:
-------------------------- ----------------------- -----------------------------
Mario J. Gabelli                   $       0          $        0 (24) ***
-------------------------- ----------------------- -----------------------------
Edward T. Tokar                    $   7,000          $   20,500  (1)
-------------------------- ----------------------- -----------------------------
NON-INTERESTED TRUSTEES:
-------------------------- ----------------------- -----------------------------
Anthony J. Colavita**              $  11,000          $  212,473 (37) **,***
-------------------------- ----------------------- -----------------------------
James P. Conn                      $   7,000          $   83,283 (14)
-------------------------- ----------------------- -----------------------------
Clarence A. Davis                  $   7,500          $        0 (0)
-------------------------- ----------------------- -----------------------------
Mario d'Urso                       $   7,000          $   33,367 (3)
-------------------------- ----------------------- -----------------------------
Arthur V. Ferrara                  $   7,000          $   32,011 (9) **
-------------------------- ----------------------- -----------------------------
Michael J. Melarkey                $   7,000          $   34,367 (3)
-------------------------- ----------------------- -----------------------------
Salvatore J. Zizza                 $  11,000          $  143,962 (25) ***
-------------------------- ----------------------- -----------------------------



* Represents the total compensation paid to such persons during the calendar year ended December 31, [ ] by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses. The number in parenthesis represents the number of such investment companies.

** Includes compensation for serving as a Director of the Treasurer's Fund, Inc., which was liquidated on October 28, 2005.

*** Includes compensation for serving as a Trustee of Ned Davis Research Funds, Inc. which was liquidated on February 10, 2006.

**** In addition to compensation as a Trustee and member of the Nominating and Audit Committees, Mr. Colavita is also be paid a $3,000 retainer as Nominating Committee Chair.

***** In addition to compensation as a Trustee and member of the Nominating and Audit Committees, Mr. Zizza is also paid a $3,000 retainer as Audit Committee Chair.

Indemnification of Officers and Trustees; Limitations on Liability

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. In addition, the Fund and the Investment Adviser have adopted a code of ethics that is designed in part to ensure that all such orders are accorded priority of execution over orders entered on behalf of proprietary accounts or accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. See "Code of Ethics." The Investment Adviser may give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of the Investment Adviser's affiliates. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser's affiliates.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, and manages its other business and affairs, all subject to the supervision and direction of the Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders, and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of the effectiveness of such Agreement on [ ], and from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Investment Advisory Agreement was approved by the Board at an in person meeting of the Board held on November 8, 2006, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act).

         The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

Portfolio Manager Information

         Other Accounts Managed


         The information below lists the number of other accounts for which the Fund's portfolio manager was primarily responsible for the day to day management as of the year ended December 31, 2005.




----------------- ----------------------- ----------- ----------- --------------------- ------------------
                                             Total                 Number of Accounts   Total Assets with
  Name of                                   Number of                Managed with         Advisory Fee
  Portfolio                                 Accounts     Total       Advisory Fee          Based on
  Manager           Type of Accounts        Managed     Assets    Based on Performance    Performance
----------------- ----------------------- ----------- ----------- --------------------- ------------------
                  Registered Investment
Mario J. Gabelli  Companies                      25   $  13.1B*             6              $   4.7B*
----------------- ----------------------- ----------- ----------- --------------------- ------------------
                  Other Pooled
                  Investment Vehicles            20   $  946.4M*           19              $ 704.6M
----------------- ----------------------- ----------- ----------- --------------------- ------------------
                  Other Accounts              1,882   $  10.0B              5              $s  1.3B
----------------- ----------------------- ----------- ----------- --------------------- ------------------



     Potential Conflicts of Interest

         Actual or apparent conflicts of interest may arise when a portfolio manager for the Fund also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

         Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

         Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Investment Adviser and its affiliates.

         Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

         Selection of Broker/Dealers. Because of the portfolio manager's position with and his indirect majority ownership interest in an affiliated broker, Gabelli & Company, Inc. ("Gabelli & Company"), he may have an incentive to use Gabelli & Company to execute portfolio transactions for the Fund even if using Gabelli & Company is not in the best interest of the Fund.

         Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Investment Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Investment Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near term performance to a greater degree in certain performance fee based accounts (including the Fund) than with non performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Investment Adviser and its affiliates.

         The Investment Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

     Compensation Structure

         Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Because the Fund has a fulcrum fee arrangement, Mr. Gabelli's compensation as portfolio manager of the Fund will depend on the Fund's level of assets and its performance relative to the T-Bill Index. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm (most of which are not subject to performance or fulcrum fee arrangements). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

         As of the date of this SAI, the portfolio manager of the Fund does not own equity securities of the Fund because the Fund is a newly organized, closed-end investment company.

     Portfolio Holdings Information

         Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under forms approved by the Investment Adviser's legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Board. These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

         Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

         (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

         (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

         (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board; the Fund's anticipated service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;

         (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

         (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

         (6) To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.


         Under the Fund's policies described in item 2 above the following entity is expected to receive information about the portfolio holdings including information derived from the portfolio monthly:

         (1) Lipper Inc. is expected to receive information derived from the portfolio, with a one (1) business day lag.


         Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Investment Adviser, nor any of the Investment Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value or market price per common share over a specified period of time at or about the time of distribution or the payment of a fixed dollar amount. The exemption also permits the Fund to make such distributions with respect to its senior securities, if any, in accordance with such shares' terms.

         Were such a policy adopted, to the extent the Fund's total distributions for a year exceed its net investment company taxable income (interest, dividends and net short-term capital gains in excess of expenses) and net realized long-term capital gains for that year, the excess would generally constitute a tax free return of capital up to the amount of a shareholder's tax basis in the common shares. Any distributions which (based upon the Fund's full year performance) constitute a tax free return of capital would reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares would generally be taxable to the shareholder as capital gain. See "Taxation and Disclosure." Distribution notices provided by the Fund to its shareholders will clearly indicate what portion of the distributions would constitute net income, net capital gains, and return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund's actual net investment company taxable income and net capital gain for that year and would be communicated to shareholders promptly. In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it is disadvantageous to do so.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. or foreign stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market, and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market, and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

                             TAXATION AND DISCLOSURE

         The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to United States federal, state, local and foreign taxes.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC").

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Certain of the Fund's investment practices are subject to special and complex United States federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income,
(iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

         Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income and loss.

         The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions," "straddles" and "constructive sales") that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to common shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and (d) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs are not treated as qualified dividend income, as discussed below under "Taxation of Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and net capital gain income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contacts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

         Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which may be available for the deduction or credit.

         Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its United States federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         If the Fund's qualified dividend income is less than 95% of its gross income, a shareholder of the Fund may only include as qualified dividend income that portion of the dividends that may be and are so designated by the Fund as qualified dividend income. These special rules relating to the taxation of ordinary income dividends paid by RICs to individual taxpayers generally apply to taxable years beginning on or before December 31, 2010. Thereafter, the Fund's dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income.

         Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.

         Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in stock, and regardless of how long the shareholder has held the Fund's common shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum United States federal income tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized in a taxable year beginning before January 1, 2011. Unrecaptured

Section 1250 gain distributions, if any, will be subject to a 25% tax rate. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with a capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         An investor should be aware that if Fund common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Fund common shares, in effect resulting in a taxable return of some of the purchase price.

         Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI, cause a charitable remainder trust to lose its tax-exempt status; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and
(5) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

         Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about United States federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to United States withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund's common shares.

         In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of common shares of the Fund.

         For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN COMMON SHARES OF THE FUND SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF FUND COMMON SHARES.

                               GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the common shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

                             PROXY VOTING PROCEDURES


         The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the commission and can be reviewed and copied at the commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the commission at 202-942-8090. The proxy voting procedures are also available on the EDGAR Database on the commission's Internet site (http://www.sec.gov), and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following

E-mail address: publicinfo@sec.gov, or by writing the commission's Public Reference Section, Washington, D.C. 20549-0102.

                                 CODE OF ETHICS

         The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, with certain exceptions, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under active consideration. In addition, with certain exceptions, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Commission and can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Commission's Internet site (http://www.sec.gov), and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     JOINT CODE OF ETHICS FOR CHIEF EXECUTIVE AND SENIOR FINANCIAL OFFICERS

         The Fund and the Investment Adviser have adopted a joint code of ethics that serves as a code of conduct. This code of ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of ethics is on file with the Commission and can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Commission's Internet site (http://www.sec.gov), and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following

E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


                           PART C - OTHER INFORMATION


Financial Statements


Exhibits

   (a)   Agreement and Declaration of Trust (1)

   (b)   By-laws of Registrant (2)

   (c)   Not applicable (3)

   (d)   Form of Specimen Share Certificate for the common shares

   (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant

   (f)   Not applicable

   (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (4)

   (h)   Form of Purchase Agreement

   (i)   Not applicable

   (j)   Form of Custodian Contract

   (k)   Form of Registrar, Transfer Agency and Service Agreement

   (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality of shares

   (m)   Not applicable

   (n)   (i) Consent of Independent Auditors (ii) Powers of Attorney

   (o)   Not applicable

   (p)   Not applicable

   (q)   Not applicable

   (r)   Codes of Ethics of the Fund and the Investment Adviser

          (1)   Filed herewith.

          (2)   Filed herewith.

          (3)   Filed herewith.

          (4)   Filed herewith.

[Marketing Arrangements]


[Other Expenses of Issuance and Distribution]


         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


NYSE listing fee.......................................................


SEC registration fees..................................................

Printing/engraving expenses............................................

Accounting fees........................................................

NASD filing fees.......................................................

Transfer Agent fees....................................................

Blue Sky fees..........................................................

Legal fees.............................................................

Miscellaneous..........................................................

Total..................................................................


Persons Controlled by or Under Common Control with the Registrant



NONE



Number of Holders of Securities as of December 31, 2006

---------------------------------------- ------------------------------------
             Title of Class                     Holders of Record
             --------------                     -----------------
---------------------------------------- ------------------------------------
  Common shares of Beneficial Interest                  [ ]
---------------------------------------- ------------------------------------



Indemnification

         Information regarding indemnification of directors and officers is incorporated by reference to the caption "Management of the Fund-Indemnification of Officers and Trustees; Limitations on Liability" in the Part B of this Registration Statement.

Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission
pursuant to the Investment Advisers Act of 1940 (Commission File No. [      ]).

Location of Accounts and Records


         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian at 135 Santilli Highway, Everett, Massachusetts 02149, and located in part at the offices of the transfer agent and registrar, American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038, and in part at the Fund's sub-administrator, PFPC Inc. at PFPC, Inc., 760 Moore Road, King of Prussia, PA 19406.



Management Services

         Not applicable.


Undertakings

   1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

   2.    Not applicable.

   3.    Not applicable.

   4.    Not applicable.

   5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

   6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye, State of New York, on the ___day of _________, 2006.




                                                THE GABELLI GLOBAL DEAL FUND


                                                By:   /s/ Bruce N. Alpert
                                                      -------------------------
                                                Name:  Bruce N. Alpert
                                                Title: President and Principal
                                                       Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates set forth below.



           Signature                       Title                      Date
           ---------                       -----                      ----


-------------------------------        Treasurer and
        Agnes Mullady*               Principal Financial
                                        Officer

-------------------------------
     Anthony J. Colavita*               Trustee


-------------------------------
        James P. Conn*                  Trustee


-------------------------------
      Clarence A. Davis*                Trustee


-------------------------------
        Mario d'Urso*                   Trustee


-------------------------------
      Arthur V. Ferrara*                Trustee


-------------------------------
     Michael J. Melarkey*               Trustee


-------------------------------
       Edward T. Tokar*                 Trustee


-------------------------------
     Savlatore J. Zizza*


-------------------------------
       Bruce N. Alpert             Attorney-in-Fact


* Pursuant to a Power of Attorney